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                                                                    Exhibit 10.3

STATE OF FLORIDA
COUNTY OF DUVAL

                UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

         This Unconditional Guaranty of Payment and Performance is executed by MARK TRAVIS (hereinafter referred to as "Guarantor"), in favor of ROBIN SHEPHERD STUDIOS, INC., d/b/a The Robin Shepherd Group (hereinafter "TRSG"), for the purpose of seeking to induce TRSG to enter into that certain Promissory Note dated of even date herewith (hereinafter collectively the "Note") with INTREPID CAPITAL CORPORATION (hereinafter "Principal"). Guarantor does hereby unconditionally guaranty to TRSG the full and prompt payment when due of any and all obligations of the Principal under the Note. Guarantor does hereby agree that if amounts due under the Note are not paid by Principal in accordance with the terms of the Note, or if any and all sums which are now or may hereafter become due from Principal to TRSG are not paid by Principal, Guarantor will immediately make such payments. Guarantor further agrees to pay TRSG all expenses (including reasonable attorneys' fees) paid or incurred by TRSG in endeavoring to collect the indebtedness, to enforce the obligations of the Principal guarantied hereby, or any portion thereof, or to enforce this Guaranty;

         Guarantor hereby waives and agrees not to assert or take advantage of
(a) the defense of the statute of limitations in any action hereunder or for the collection of the monies due pursuant t the Note or the performance of any obligation hereby guarantied; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity; (c) any defense based upon a breach of the Note by TRSG; (d) any defense based upon failure of TRSG to commence an action against Principal; end (e) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled.

     This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Principal or any other person. Guarantor waives any right to require that an action be brought against Principal or any other person. In the event of a breach or default by the Principal under the Note, TRSG shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the Note, In any order and all rights, powers and remedies available to TRSG in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or In equity. Accordingly, Guarantor hereby authorizes and empowers TRSG upon breach or default of the Note by Principal, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which TRSG may have. If the obligations guarantied hereby are partially performed or paid by reason of the election of TRSG to pursue any of the remedies available to TRSG, or if such obligations are otherwise partially performed or paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all obligations guarantied hereby, even though any rights which Guarantor may have against Principal may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Principal to TRSG have been paid and performed in full, Guarantor shall have no right of subrogation to TRSG against Principal, and Guarantor hereby waives any rights to enforce any remedy which TRSG may have against Principal.

         Guarantor hereby subordinates all claims that Guarantor may have against Principal to all claims which TRSG has against Principal.

     The undersigned Guarantor further waives any claim, right, or remedy which such Guarantor may now have or hereafter acquire against the Principal that arises hereunder and/or from the performance by

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the Guarantor hereunder including, without limitation, any claim, remedy, or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right, or remedy of TRSG against the Principal, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law, or otherwise.

         This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by TRSG, except by writing, signed by the party giving such notice, election or demand, and shall be delivered personally, or sent by registered or certified United States mail, postage prepaid, to the other party at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of such notice shall be the date of personal service or the date on which the notice is deposited in the mail. For the purposes of this Guaranty:

         The address of TRSG is:

           The Robin Shepherd Group
           Mr. Jeffrey A. Hite
           500 Bishopgate Lane
           Jacksonville, Florida 32204

         The address of Guarantor is:

           c/o Intrepid Capital Corporation
           3652 South Third Street, Suite 200
           Jacksonville Beach, Florida 32250

The provisions of this Guaranty shall be binding upon Guarantor and his successors, successors-in-title, heirs, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Guarantor, or by reason of the dissolution of Principal.

         BY ACCEPTANCE HEREOF, GUARANTOR AGREES THAT NEITHER GUARANTOR, NOR ANY ONE OR MORE OF THE UNDERSIGNED, OR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF ANY OF THE SAME (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY RELATED AGREEMENT OR INSTRUMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES WITH TRSG, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. TRSG HAS IN NO WAY AGREED WITH OR REPRESENTED TO ANY OF THE PARTIES THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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         IN WITNESS WHEREOF, the undersigned has executed this Guaranty in Duval
County, Florida under seal on the 7th day Of July, 2003.

       /s/ Jeffrey A. Hite
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Print Name Jeffrey A. Hite

       /s/ Michael T. Russell
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Print Name Michael T. Russell

                                                      /s/  Mark Travis
                                                      ---------------------
                                                      MARK TRAVIS
                                                           "Guarantor"